UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2019
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2019, the board of directors of DXC Technology Company (the “Company”) appointed Mr. Michael J. Salvino to serve as a new director for a term expiring at the Company’s 2019 annual meeting of stockholders. At the same time, the board of directors appointed Mr. Salvino to serve as a member of the Compensation Committee effective as of August 14, 2019. The Compensation Committee will be comprised of Mukesh Aghi (Chair), Sachin Lawande, Julio Portalatin and Michael J. Salvino as of August 14, 2019.

Mr. Salvino serves as a Managing Director since September 2016 at Carrick Capital Partners where he is directly involved with Carrick's portfolio companies and in sourcing new investments, growing and managing large scale tech enabled services businesses, specifically business process outsourcing (BPO), security, and machine learning. He served as Group Chief Executive of Accenture Operations at Accenture plc from June 2014 until September 2016 where he was responsible for consulting and outsourcing professionals focused on providing BPO, infrastructure, security, and cloud services. Prior to that, he served as Group Chief Executive of Business Process Outsourcing at Accenture Plc since September 2009. Previously, he held leadership roles in the HR outsourcing business at Aon Hewitt LLC and the services business at Exult Inc

In connection with his appointment, Mr. Salvino will be entitled to standard compensation for non-employee directors as set forth in the Company’s 2018 Proxy Statement - Director Compensation, pro-rated based on the portion of the Board year served.

A copy of the press release issued on May 23, 2019 announcing the appointment of Mr. Salvino is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press release dated May 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	May 23, 2019	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer